                                                                    Exhibit 20.2


[WFS FINANCIAL INC LOGO]

                        WFS FINANCIAL 2004-1 OWNER TRUST
                           Distribution Date Statement
                   for Collection Period ended March 31, 2004
                     for Distribution Date of April 20, 2004


COLLECTIONS

                                                                                                                       DOLLARS

Payments received                                                                                                   65,492,743.61
      Plus/(Less):
                        Net Servicer Advances                                                                          636,690.28
                        Investment Earnings on funds in the Collection Account                                          25,717.23
                                                                                                                    -------------
Net Collections                                                                                                     66,155,151.12
      Plus/(Less):
                        Funds in Spread Account                                                                     15,013,536.85
                                                                                                                    -------------
Total Available Funds                                                                                               81,168,687.97
                                                                                                                    =============

DISTRIBUTIONS

      Servicing Fee                                                                                 1,714,023.00
      Trustee and Other Fees                                                                                0.00
                                                                                                    ------------

Total Fee Distribution                                                                                               1,714,023.00

      Note Interest Distribution Amount - Class A-1                                   352,980.00
      Note Interest Distribution Amount - Class A-2                                 1,233,795.83
      Note Interest Distribution Amount - Class A-3                                   644,833.33
      Note Interest Distribution Amount - Class A-4                                 1,372,431.32
                                                                                    ------------
                                                                                    3,604,040.48

      Note Principal Distribution Amount - Class A-1                               60,756,977.25
      Note Principal Distribution Amount - Class A-2                                        0.00
      Note Principal Distribution Amount - Class A-3                                        0.00
      Note Principal Distribution Amount - Class A-4                                        0.00
                                                                                    ------------
                                                                                   60,756,977.25

Total Class A Interest and Principal Distribution                                                                   64,361,017.73

      Note Interest Distribution Amount - Class B-1                                   193,781.25
      Note Principal Distribution Amount - Class B-1                                        0.00
                                                                                      ----------

Total Class B Interest and Principal Distribution                                                                      193,781.25

      Note Interest Distribution Amount - Class C-1                                   233,696.88
      Note Principal Distribution Amount - Class C-1                                        0.00
                                                                                      ----------

Total Class C Interest and Principal Distribution                                                                      233,696.88

      Note Interest Distribution Amount - Class D-1                                   227,513.54
      Note Principal Distribution Amount - Class D-1                                        0.00
                                                                                      ----------

Total Class D Interest and Principal Distribution                                                                      227,513.54

      Spread Account Deposit                                                                                        14,438,655.57
                                                                                                                    -------------
Total Distributions                                                                                                 81,168,687.97
                                                                                                                    =============

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Distribution Date Statement
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004


PORTFOLIO DATA:
                                                                                  # of loans
      Beginning Aggregate Principal Balance                                           98,684                       1,500,000,000.00

        Less:                   Principal Payments                                               (27,371,957.87)
                                Full Prepayments                                      (2,367)    (27,701,100.74)
                                Partial Prepayments                                        -               0.00
                                Liquidations                                             (88)     (1,061,383.97)
                                                                                                 --------------
                                                                                                                     (56,134,442.58)
                                                                                                                   ----------------
      Ending Aggregate Principal Balance                                              96,229                       1,443,865,557.42
                                                                                                                   ================

Ending Outstanding Principal Balance of Notes                                                                      1,416,743,022.75
Overcollateralization Amount                                                                                          27,122,534.67
Overcollateralization Level                                                                                                    1.88%

OTHER RELATED INFORMATION:

Spread Account:

                        Beginning Balance                                                         15,000,000.00
                           Investment earnings on funds in spread account                             13,536.85
                           Less: Funds included in Total Available Funds                         (15,013,536.85)
                           Deposits                                                               14,438,655.57
                           Reductions                                                                      0.00
                                                                                                 --------------
                        Ending Balance                                                                                14,438,655.57

                        Beginning Initial Deposit                                                 15,000,000.00
                           Repayments                                                                      0.00
                                                                                                 --------------
                        Ending Initial Deposit                                                                        15,000,000.00


Modified Accounts:
                        Principal Balance                                                                  0.00%               0.00
                        Scheduled Balance                                                                  0.00%               0.00

Servicer Advances:
                        Beginning Unreimbursed Advances                                                    0.00
                        Net Advances                                                                 636,690.28
                                                                                                 --------------
                                                                                                                         636,690.28

Net Charge-Off Data:
                        Charge-Offs                                                                   68,484.08
                        Recoveries                                                                   (14,396.15)
                                                                                                 --------------
                        Net Charge-Offs                                                                                   54,087.93

Delinquencies (P&I):                                                              # of loans
                        30-59 Days                                                       659       5,231,170.39
                        60-89 Days                                                        24         149,369.69
                        90-119 Days                                                        0               0.00
                        120 days and over                                                  0               0.00

Repossessions                                                                              3          23,995.47

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the
  Sale and Servicing Agreement)                                                            0                                   0.00

Cumulative Charge-Off Percentage                                                                                               0.00%

WAC                                                                                                                         10.8082%
WAM                                                                                                                          60.416

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Distribution Date Statement
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004

                                 BEGINNING      NOTE MONTHLY                     TOTAL
              ORIGINAL          OUTSTANDING       PRINCIPAL        PRIOR       PRINCIPAL      PRINCIPAL       CURRENT
              PRINCIPAL          PRINCIPAL      DISTRIBUTABLE    PRINCIPAL   DISTRIBUTABLE   DISTRIBUTION    PRINCIPAL
CLASSES        BALANCE            BALANCE          AMOUNT        CARRYOVER       AMOUNT         AMOUNT       CARRYOVER
-------        -------            -------          ------        ---------       ------         ------       ---------
  A-1       222,000,000.00     222,000,000.00   60,756,977.25       0.00     60,756,977.25   60,756,977.25        0.00

  A-2       555,000,000.00     555,000,000.00            0.00       0.00              0.00            0.00        0.00

  A-3       200,000,000.00     200,000,000.00            0.00       0.00              0.00            0.00        0.00

  A-4       331,750,000.00     331,750,000.00            0.00       0.00              0.00            0.00        0.00

  B-1        56,250,000.00      56,250,000.00            0.00       0.00              0.00            0.00        0.00

  C-1        63,750,000.00      63,750,000.00            0.00       0.00              0.00            0.00        0.00

  D-1        48,750,000.00      48,750,000.00            0.00       0.00              0.00            0.00        0.00
          ----------------   ----------------            ----       ----              ----            ----         ----


  TOTAL   1,477,500,000.00   1,477,500,000.00   60,756,977.25       0.00     60,756,977.25   60,756,977.25        0.00
          ================   ================   =============       ====     =============   =============        ====


                 REMAINING          TOTAL
                OUTSTANDING       PRINCIPAL
                 PRINCIPAL       AND INTEREST
CLASSES           BALANCE        DISTRIBUTION
-------           -------        ------------
  A-1          161,243,022.75   61,109,957.25

  A-2          555,000,000.00    1,233,795.83

  A-3          200,000,000.00      644,833.33

  A-4          331,750,000.00    1,372,431.32

  B-1           56,250,000.00      193,781.25

  C-1           63,750,000.00      233,696.88

  D-1           48,750,000.00      227,513.54
             ----------------   -------------

  TOTAL      1,416,743,022.75   65,016,009.40
             ================   =============

                      NOTE MONTHLY                      TOTAL
                        INTEREST          PRIOR        INTEREST         INTEREST       CURRENT     DEFICIENCY     POLICY
 NOTE     INTEREST    DISTRIBUTABLE     INTEREST     DISTRIBUTABLE    DISTRIBUTION     INTEREST      CLAIM        CLAIM
CLASSES     RATE         AMOUNT         CARRYOVER       AMOUNT           AMOUNT       CARRYOVER      AMOUNT       AMOUNT
-------     ----         ------         ---------       ------           ------       ---------      ------       ------
  A-1     1.08000%       352,980.00          0.00       352,980.00       352,980.00        0.00          0.00       0.00

  A-2     1.51000%     1,233,795.83          0.00     1,233,795.83     1,233,795.83        0.00          0.00       0.00

  A-3     2.19000%       644,833.33          0.00       644,833.33       644,833.33        0.00          0.00       0.00

  A-4     2.81000%     1,372,431.32          0.00     1,372,431.32     1,372,431.32        0.00          0.00       0.00

  B-1     2.34000%       193,781.25          0.00       193,781.25       193,781.25        0.00          0.00       0.00

  C-1     2.49000%       233,696.88          0.00       233,696.88       233,696.88        0.00          0.00       0.00

  D-1     3.17000%       227,513.54          0.00       227,513.54       227,513.54        0.00          0.00       0.00
                       ------------          ----     ------------     ------------        ----          ----       ----

 TOTAL                 4,259,032.15          0.00     4,259,032.15     4,259,032.15        0.00          0.00       0.00
                       ============          ====     ============     ============        ====          ====       ====

                        WFS FINANCIAL 2004-1 OWNER TRUST
                             Officer's Certificate
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004


Detailed Reporting

      See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of March 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated February 1, 2004.


                          ------------------------------------------------------
                          Lori Bice
                          Assistant Vice President
                          Director Technical Accounting




                          ------------------------------------------------------
                          Susan Tyner
                          Vice President
                          Assistant Controller